UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2014

Applied DNA Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	002-90539 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of Principal Executive Offices) (Zip Code)

631-240- 8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 28, 2014, Applied DNA Sciences, Inc. (the “Company”) was awarded a two –year development contract by the Office of the Secretary of Defense on behalf of the Defense Logistic Agency (“DLA”) in the amount of $2.97 million. The Rapid Innovation Fund project will develop a single authentication platform- the Company’s “Signature ® DNA” and complementary technologies- to identify authentic products and deter counterfeits from infiltrating six Department of Defense Federal Supply Groups (“FSGs”).

Those FSGs are, in order of risk to DLA:

1.  FSG 59 (Electrical and Electronic Equipment Components)

2.  FSG 31 (Bearings)

3.  FSG 25 (Vehicular Equipment Components)

4.  FSG 29 (Engine Accessories)

5.  FSG 47 (Pipe, Tubing, Hose, and Fittings)

6.  FSG 53 (Hardware and Abrasives)

The Company’s DNA marking solution currently protects items in DoD Federal Supply Class (FSC) 5962, Microcircuits.  This project will demonstrate the Company’s authentication solutions for the other high-risk commodities above.

The Company will perform services such as development, test and evaluation, field trials, and transition to government operations.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On August 28, 2014 the Company held its Annual Meeting of Stockholders. The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting with the stockholders having voted as set forth below:

Proposal 1 - to elect our board of directors, consisting of James A. Hayward, John Bitzer, III, Charles Ryan, Yacov Shamash, and Sanford R. Simon, each for a one-year term or until their successors are duly elected and qualified:

Directors	For	Withheld
James A. Hayward	330,364,892	7,323,237
John Bitzer, III	333,767,295	3,920,834
Charles Ryan	330,163,889	7,524,240
Yacov Shamash	329,927,207	7,760,922
Sanford R. Simon	330,001,919	7,686,210

Broker Non-Votes:  310,419,197

Proposal 2 – Authorization of Reverse Stock Split and Reduction in Authorized Shares:

For	Against	Abstain
585,212,821	59,250,452	3,744,053

Broker Non-Votes:  0

Proposal 3- to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014.

For	Against	Abstain
624,338,059	4,134,226	19,735,041

Broker Non-Votes:  0

Item 8.01  Other Events.

A copy of the press release issued by the Company on August 28, 2014 relating to the contract awarded by the Office of the Secretary of Defense is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release issued by Applied DNA Sciences, Inc. on August 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.
(Registrant)

By: /s/ James A. Hayward
James A. Hayward
Chief Executive Officer

Date: September 4, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Applied DNA Sciences, Inc. on August 28, 2014.